Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	275.51
Total Transaction Valuation	1,995,002.76
Total Offset Amount	0.00
Net Fee	$ 275.51